                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2000


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                      PASS-THROUGH CERTIFICATE TRUST 2000-1
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                        33-36743             applied for
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(State or other jurisdiction          (Commission           (IRS employee
   of incorporation)                 file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and Firstar Trust Company (the "Trustee"), on April 17, 2000, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.    Description
               -----------    -----------

                  99.1        Monthly Report delivered to
                              Certificateholders on
                              April 17, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2000


                                       MANUFACTURED HOUSING CONTRACT
                                       SENIOR/SUBORDINATE PASS-THROUGH
                                       CERTIFICATE TRUST 2000-1

                                       By  CONSECO FINANCE CORP.
                                           as Servicer with respect to the Trust


                                       By: /s/ Phyllis A. Knight
                                           ------------------------------------
                                           PHYLLIS A. KNIGHT
                                           Senior Vice President and Treasurer

                             INDEX TO EXHIBITS

Exhibit
Number                                                                 Page
-------                                                                ----

 99.1   Monthly Report delivered to Certificateholders                   5
        on April 17, 2000.